                       THIRD AMENDMENT TO LETTER LOAN AGREEMENT


     THIS THIRD AMENDMENT TO LETTER LOAN AGREEMENT (this "Third Amendment") is made and entered into as of the 4 day of November, 1998, by and between TEXSTAR PETROLEUM, INC., a Texas corporation(the "Borrower"), and BANK ONE, TEXAS, N.A., a national banking association (the "Lender").

     WHEREAS, the Borrower and the Lender entered into that certain letter loan agreement dated July 17, 1997, which letter loan agreement was amended by that certain First Amendment to Letter Loan Agreement dated October 10, 1997 between Borrower and Lender and that certain Second Amendment to Loan Agreement dated November 18, 1997 between Borrower and Lender (as amended, the "Loan Agreement");

     WHEREAS, the Borrower and the Lender desire to amend certain terms and provisions of the Loan Agreement, as set forth herein.

     NOW, THEREFORE, FOR AND IN CONSIDERATION of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

     1. Section 1 of the Loan Agreement is deleted in its entirety, and the following is substituted in its place:

          Section 1. CREDIT FACILITY. Subject to the terms of this Agreement, Lender agrees to make available to Borrower a Credit Facility (the "Credit Facility") consisting of two tranches of loans. The tranches are defined herein as Tranche A and Tranche B, and each Tranche shall have the following terms and conditions:

               (a)  TRANCHE A:

                    (1) MAXIMUM AVAILABILITY: The lesser of $8,000,000 and the Borrowing Base (as defined in Section 5(c) hereof).

                    (2) ADVANCE PROCEDURES: At least one (1) Business Day (hereinafter defined) prior to the requested date of advance, Borrower may make a written request to Lender for direct advances under Tranche A. Prior to the requested date of advance, Lender shall advise Borrower of whether Lender will make the advance as requested by Borrower or whether Lender will require additional engineering reports or other documents prior to making the requested advance.


                    (3)  TERM: Through February 28, 1999 ("the Maturity
               Date").

                    (4) PURPOSE: To finance certain costs associated with the acquisition and development of Borrower's oil and gas properties included in the determination of the Borrowing Base.

                    (5) INTEREST RATE: Prime Rate (hereinafter defined) plus two percent (2%) per annum (the "Tranche A Interest Rate"), not to exceed the Maximum Rate (hereinafter defined).

                    (6) FACILITY FEE: Borrower has previously paid to Lender a Facility Fee in the amount of $5,000 plus two percent (2%) of up to $3,600,000.00 in the Borrowing Base. Borrower shall hereafter pay to Lender a Facility Fee in the amount of two percent (2%) of any increase in the Borrowing Base over $3,600,000.00, upon the effectiveness of such increase.

                    (7) UNUSED FEE: Borrower shall pay to Lender an unused fee equal to one half percent (1/2%) of the average amount by which the Borrowing Base exceeds the principal amount outstanding under Tranche A, payable in arrears on the last day of each calendar quarter.

                    (8) BORROWING BASE REDETERMINATION FEES: Borrower shall pay to Lender a fee, with respect to each redetermination of the Borrowing Base, in the amount of $2,500 for all engineering and related expenses (including a reasonable charge for services performed by employees of Lender or affiliates of Lender) incurred by Lender in connection with such redetermination.

                    (9) NO FURTHER ADVANCES: Notwithstanding anything to the contrary contained herein, Borrower acknowledges and agrees that it shall have no right to any further advances under Tranche A, whether availability exists under the Borrowing Base or otherwise.

               (b)  TRANCHE B:

                    (1)  MAXIMUM AVAILABILITY: $2,000,000.

                    (2) ADVANCE PROCEDURES: At least three (3) Business Days prior to the requested date of advance (other than the initial advance made on the date hereof), Borrower may make a written request to Lender for direct advances pursuant to Tranche B, which request shall include a detailed description of the proposed use of the proceeds of such advance. If all participants with respect to Tranche B consent to the making of such advance (to the extent required by the terms of any applicable Participation Agreement), Lender will make the advance requested by Borrower on the requested date.

                    (3)  TERM: Through the Maturity Date.

                    (4) INTEREST RATE: Prime Rate plus eight percent (8%) per annum (the "Tranche B Interest Rate"), not to exceed the Maximum Rate.

               (c) Borrower's obligation to repay the Credit Facility shall be evidenced by its execution of a promissory note (the "Note") of even date with the Third Amendment, payable to the order of Lender, in the original principal amount of $10,000,000, and in the form attached as Exhibit "A" to the Third Amendment.

     2. Whenever the term "Revolving Note" is used in the Loan Agreement or any other Loan Document, it shall be amended to refer to the "Note" defined in this Third Amendment.

     3. Section 2(a)(1) of the Loan Agreement is deleted in its entirety, and the following is substituted in its place:

          (1)  Subject to the provisions of paragraphs (2) and (3) of this
     Section 2(a), Borrower shall pay interest on the outstanding principal amount of advances under Tranche A at the Tranche A Interest Rate, and shall pay interest on the outstanding principal amount of advances under Tranche B at the Tranche B Interest Rate. Accrued and unpaid interest on the Note shall be calculated on the basis of a 365 day year or 366 day year, as the case may be, and the actual number of days elapsed.

     4. Section 2(a)(4)(B) is deleted in its entirety and the following is substituted in its place:

          (B) "Prime Rate" shall mean that at any time the variable rate of interest then most recently announced publicly by Lender as its prime rate of interest and, without notice to Borrower or any other person, such rate of interest shall change as and when changes in that prime rate of interest are announced.

Whenever the term "Base Rate" is used in the Loan Agreement or any other Loan Document, it shall be amended to refer to the "Prime Rate" defined in this Third Amendment.

     5. Section 2(b) of the Loan Agreement is deleted in its entirety and the following is substituted in its place:

          (b) REPAYMENT TERMS. Accrued and unpaid interest on the outstanding principal amount of advances under Tranche A shall be due and payable on December 1, 1998 and on the first day of each month thereafter. Accrued and unpaid interest on the outstanding principal amount of advances under Tranche B shall be due and payable on December 1, 1998, and on the first day of each month thereafter, unless prior to December 1, 1998 Borrower elects by written notice given to Lender to defer the Tranche B interest payments due on or after December 1, 1998 until February 28, 1999, and on or prior to December 1, 1998 all participants with respect to Tranche B consent in writing to such deferral, in which event such Tranche B interest payment shall be so deferred. A principal payment on Tranche A in the amount of $1,500,000.00 shall be due and payable on December 18, 1998 unless on or prior to December 18, 1998, Lender and Borrower have agreed (by appropriate amendment to the Loan Agreement) that an amount (the "Additional Participation Amount") of principal outstanding under Tranche A equal to the difference between $1,500,000.00 and the amount paid on Tranche A on such date by Borrower shall be deemed paid through an advance under Tranche B and, simultaneously therewith, Lender shall have sold an additional participation in Tranche B in the amount of the Additional

     Participation Amount, all upon such terms and conditions as may be reasonably satisfactory to Lender. The principal portion of the
     Note is subject to mandatory prepayments as set forth in Section 5(c) hereof. For purposes of determining any principal prepayments required by Section 5(c), the principal payment due December 18, 1998 (and, if applicable, the reduction of outstanding principal from Tranche A through an advance under Tranche B on December 18,
     1998) shall not be deemed to reduce the outstanding indebtedness pursuant to the Credit Facility. The balance of unpaid principal and accrued and unpaid interest on the Note shall be due and payable on the Maturity Date.

     6. Section 4(e) of the Loan Agreement is deleted in its entirety, and the following is substituted in its place:

          (e)  [intentionally omitted]

     7. Section 5(f) of the Loan Agreement is deleted in its entirety, and the following is substituted in its place:

          (f) GUARANTEE. The Note and other indebtedness hereunder shall be guaranteed by Benz Energy Ltd., a Yukon Territory corporation (hereinafter sometimes referred to as "Benz Energy" and sometimes referred to as "Guarantor").

     8. There is added to the Loan Agreement a new section 5(g) which shall read as follows:

          (g) LOCK BOX ACCOUNT: Borrower will, upon execution of the Third Amendment, arrange for all payments by account debtors on accounts receivable of Borrower, purchasers of hydrocarbons from Borrower, and operators or other payors with respect to proceeds from hydrocarbons to which Borrower is entitled but as to which payment thereon is not made directly to Borrower, to be sent directly to a lock box maintained with Lender pursuant to a Lock Box Agreement to be entered into between Lender and Borrower in a form satisfactory to Lender. Such Lock Box Agreement shall provide, INTER ALIA, that Lender shall not "sweep" such lock box account or otherwise exercise control over the funds in such lock box account unless and until there exists a payment default under the Credit Facility, and that, upon payment in full of all amounts under the Credit Facility, this Loan Agreement and all other documents and instruments executed in connection with or as security for the indebtedness described in this Loan Agreement, Borrower shall have the right, upon written request to Lender, to terminate the Lock Box Agreement and all of Borrower's obligations and Lender's rights thereunder other than those that expressly survive termination.

     9. There are added to the Loan Agreement new Sections 14 and 15, which shall read as follows:

          Section 14. ARBITRATION. Lender and Borrower agree that upon the written demand of either party, whether made before or after the institution of any legal proceedings, but prior to the rendering of any judgment in that proceeding, all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Agreement, the Note, any other Loan Document or otherwise, including without limitation contract disputes and tort claims, shall be resolved by binding arbitration pursuant to the

     Commercial Rules of the American Arbitration Association ("AAA"). Any arbitration proceeding held pursuant to this arbitration provision shall be conducted in Houston, Texas, or at any other place selected by mutual agreement of the parties. No act to take or dispose of any of the Mortgaged Property shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This arbitration provision shall not limit the right of either party during any dispute, claim or controversy to seek, use, and employ ancillary, or preliminary rights and/or remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting, foreclosing upon or proceeding under forcible entry and detainer for possession of, any real or personal property, and any such action shall not be deemed an election of remedies. Such remedies include, without limitation, obtaining injunctive relief or a temporary restraining order, invoking a power of sale under any deed of trust or mortgage, obtaining a writ of attachment or imposition of a receivership, or exercising any rights relating to personal property, including exercising the right of set-off, or taking or disposing of such property with or without judicial process pursuant to the Uniform Commercial Code. Any disputes, claims or controversies concerning the lawfulness or reasonableness of an act, or exercise of any right or remedy concerning any Mortgaged Property, including any claim to rescind, reform, or otherwise modify any agreement relating to the Mortgaged Property, shall also be arbitrated; provided, however that no arbitrator shall have the right or the power to enjoin or restrain any act of either party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The statute of limitations, estoppel, waiver, laches and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of any action for these purposes. The Federal Arbitration Act (Title 9 of the United States Code) shall apply to the construction, interpretation, and enforcement of this arbitration provision.

          Section 15. JURY WAIVER. BORROWER AND LENDER HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG BORROWER AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, THE NOTE, ANY OTHER LOAN DOCUMENT, OR ANY RELATIONSHIP BETWEEN BORROWER AND LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN AND TO MAKE THE AMENDMENTS DESCRIBED IN THE THIRD AMENDMENT.

     10. The closing of the transactions contemplated by this Third Amendment is subject to the satisfaction of the following conditions:

          (a) All legal matters incident to the transactions herein contemplated shall be satisfactory to Gardere Wynne Sewell & Riggs, L.L.P., counsel to the Lender;

          (b) The Lender shall have received fully executed copies of (i) this Third Amendment, (ii) the Note, (iii) a Participation Agreement relating to the sale of a participation in Tranche B to BOCP Energy Partners, L.P., and (iv) a Notice of Final Agreement;

          (c) The Lender shall have received an executed copy of resolutions of the Board of Directors of Borrower, in form and substance satisfactory to the Lender, authorizing the execution, delivery and performance of this Third Amendment and all documents, instruments and certificates referred to herein; and

          (d) The Lender shall have received a certificate of the Secretary of Borrower, setting forth the names of the officers of the Borrower authorized to execute and deliver this Third Amendment and all documents, instruments and certificates referred to herein, together with the true signatures of such officers.

     11. The Borrower hereby reaffirms each of the representations, warranties, covenants and agreements of the Borrower set forth in the Loan Agreement with the same force and effect as if each were separately stated herein and made as of the date hereof. Except as amended hereby, the Loan Agreement shall remain unchanged, and the terms, conditions and covenants of the Loan Agreement shall continue and be binding upon the parties hereto. There currently exist certain defaults under the Loan Agreement (the "Existing Defaults"), and the Borrower has requested waivers with respect thereto. The Lender is considering such request but has not yet granted it. The Borrower and Guarantor acknowledge and agree that the Lender has not waived or agreed to waive any of the Existing Defaults, that the Lender has no obligation to do so and may refuse to do so in its discretion, and that neither this Third Amendment, any of the transactions contemplated herein, or any advance under the Credit Facility constitutes a waiver of any Existing Defaults under the Loan Agreement, but Lender does hereby agree that, through February 28, 1999, it will not accelerate the maturity of the Credit Facility because of any Existing Default or foreclose any of its liens (or otherwise exercise any of remedies against collateral) because of any Existing Default. As an inducement to Lender's agreement in this Section 11, the Borrower hereby represents and warrants to Lender that, to the best knowledge of the Borrower, it has disclosed all Existing Defaults to Lender.

     12. The Borrower hereby agrees that its liability under any and all documents and instruments executed by the Borrower as security for the Credit Facility (including, without limitation all mortgages, deeds of trust, collateral assignments, assignments of production, security agreements and financing statements executed by the Borrower for the benefit of the Lender) shall not be reduced, altered, limited, lessened or in any way affected by the execution and delivery of this Third Amendment or any of the instruments or documents referred to herein, except as specifically set forth herein or therein, that all of such documents and instruments are hereby renewed, extended, ratified, confirmed and carried forward by the Borrower in all respects, that all of such documents and instruments shall remain in full force and effect and are and shall remain enforceable against the Borrower in accordance with their terms and that all of such documents and instruments shall cover all indebtedness of the Borrower to the Lender described in the Loan Agreement as amended hereby.

     13. As a material inducement to Lender's execution of this Third Amendment and undertaking its obligations set forth herein, each of Borrower and Guarantor hereby releases, acquits and forever discharges Lender and its affiliates, successors, assigns, participants, directors, officers, agents, employees and attorneys of and from any and all claims, actions, demands, causes of action, defenses, costs and expenses of every kind and character whatsoever, whether known or unknown, which Borrower, Guarantor or either of them may now or hereafter have against Lender or such other persons, if any, regardless of whether any such claims, actions, demands, causes of action, defenses, costs or expenses, arise out of contract, tort, misrepresentation, strict liability, violation of laws or regulations or otherwise, and which arise, in whole or in part, as a result of actions taken or omitted to be taken by Lender, any of such other persons, or any other person prior to the execution of this Third Amendment.

     14. In a letter agreement of even date herewith among Borrower, Benz, Calibre Energy, L.L.C., BOCP Energy Partners, L.P. and EnCap Energy Capital Fund III, L.P., certain references are made to potential additional fundings and other amendments to and under the Loan Agreement and the Credit Facility. By its execution hereof, Borrower acknowledges that Lender is not a party to such letter agreement, is not bound by any of the terms thereof, is not obligated to take any action described therein or to take any other action with respect to the Loan Agreement or the Credit Facility, and that any additional funding or other amendment to or under the Loan Agreement or the Credit Facility is subject to the approval of Lender, which approval Lender is under no obligation to give.

     15. Each of the terms defined in the Loan Agreement is used in this Third Amendment with the same meaning, except as otherwise indicated in this Third Amendment. Each of the terms defined in this Third Amendment is used in the Loan Agreement with the same meaning, except as otherwise indicated in the Loan Agreement.

     16. THIS THIRD AMENDMENT SHALL BE DEEMED TO BE A CONTRACT UNDER, SUBJECT TO, AND SHALL BE CONSTRUED FOR ALL PURPOSES IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     17. THIS LOAN AGREEMENT, AS AMENDED, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

          THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed by their duly authorized officers as of the day and year first above written.

                              TEXSTAR PETROLEUM, INC.


                              By:   TODD GRABOIS
                                  -----------------------------
                                    Name:  Todd Grabois
                                         ----------------------
                                    Title: Vice President
                                          ---------------------

                              BANK ONE, TEXAS, N.A.


                              By:   MICHELLE WALPERT
                                  -----------------------------
                                    Name:  Michelle Walpert
                                         ----------------------
                                    Title:    V-P
                                          ---------------------

     The undersigned Guarantor joins in the execution of this Third Amendment to evidence (1) that it hereby agrees and consents to all of the matters contained in this Third Amendment and further agrees that (i) its liability under that certain Guaranty Agreement dated July 17, 1997, executed by Guarantor for the benefit of the Lender (the "Guaranty") shall not be reduced, altered, limited, lessened or in any way affected by the execution and delivery of this Third Amendment or any of the instruments or documents referred to herein by the parties hereto, except as specifically set forth herein or therein, (ii) the Guaranty is hereby renewed, extended, ratified, confirmed and carried forward in all respects, (iii) the Guaranty is and shall remain in full force and effect and is and shall remain enforceable against Guarantor in accordance with its terms and (iv) the Guaranty shall cover all indebtedness of the Borrower to the Lender described in the Loan Agreement as amended hereby and (2) its agreement to be bound by the terms of
Section 13 of this Third Amendment.

                              BENZ ENERGY LTD.


                              By:   TODD GRABOIS
                                  ------------------------------
                                    Name:  Todd Grabois
                                         -----------------------
                                    Title: Secretary
                                          ----------------------

                            EXHIBIT "A"

                          PROMISSORY NOTE

$10,000,000.00                                            November ____, 1998

     FOR VALUE RECEIVED, after date, without grace, in the manner, on the dates and in the amounts so herein stipulated, the undersigned, TEXSTAR PETROLEUM, INC., a Texas corporation ("Borrower"), PROMISES TO PAY TO THE ORDER OF BANK ONE, TEXAS, N.A., a national banking association ("Lender"), in Houston, Harris County, Texas, the sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) or, if less, the aggregate unpaid principal amount of advances made by Lender to Borrower pursuant to this Promissory Note (this "Note"), in lawful money of the United States of America, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, and to pay interest on the advanced and unpaid principal amount from date until maturity at the rate or rates ("Stated Rate") set forth in the Loan Agreement (hereinafter defined), not to exceed the maximum non-usurious interest rate permitted by applicable law from time to time in effect as such law may be interpreted, amended, revised, supplemented or enacted ("Maximum Rate"), provided that if at any time the Stated Rate exceeds the Maximum Rate then interest hereon shall accrue at the Maximum Rate. In the event the Stated Rate subsequently decreases to a level less than the Maximum Rate or if the Maximum Rate applicable to this Note should subsequently be increased to a level greater than the Stated Rate, then, in either case, interest hereon shall thereafter accrue at a rate equal to the applicable Maximum Rate until the aggregate amount of interest accrued through the term of this Note equals the aggregate amount of interest which would have accrued at the Stated Rate without regard to any usury limit, at which time interest hereon shall again accrue at the Stated Rate,.

     This Note is payable as follows:

          1. Subject to the provisions of the Loan Agreement concerning payment of interest with respect to Tranche B (as defined in the Loan Agreement), accrued and unpaid interest shall be due and payable on the first day of each month, commencing December 1, 1998.

          2. Unless or to the extent not required pursuant to the provisions of the Loan Agreement, a principal payment on Tranche A (as defined in the Loan Agreement) in the amount of $1,500,000.00 shall be due and payable on December 18, 1998.

          3. All accrued and unpaid interest and unpaid principal shall be due and payable on February 28, 1999.


----------
Initials

All payments under this Note shall be applied in such order and manner as Lender may from time to time determine in its sole discretion.

     This Note is subject to mandatory prepayments, as set forth in the Loan Agreement. In addition, Borrower may prepay this Note, in whole or in part, at any time prior to maturity without penalty, and interest shall cease on any amount prepaid.

     Any check, draft, money order or other instrument given in payment of all or any part hereof may be accepted by Lender and handled in collection in a customary manner, but same shall not constitute payment hereof or diminish any rights of Lender except to the extent that actual cash proceeds of such instrument are unconditionally received by Lender.

     It is agreed that time is of the essence of this agreement. In the event of default in the payment of any installment of principal or interest when due or in the event of any other default hereunder, Lender may accelerate and declare this Note immediately due and payable without notice. Any failure to exercise this option shall not constitute a waiver by Lender of the right to exercise the same at any other time.

     In the event of default in the making of any payment herein provided, either of principal or interest, or in the event this Note is declared due, interest hereunder shall accrue at the Maximum Rate.

     Borrower hereby agrees to pay all expenses, including reasonable attorneys' fees, all of which shall become a part of the principal hereof, incurred by Lender if this Note is placed in the hands of an attorney for collection or if collected by suit or through any probate, bankruptcy or any other legal proceedings.

     Interest charges will be calculated on amounts advanced hereunder on the actual number of days the amounts are outstanding on the basis of a 365-day or 366-day year, as is applicable.

     It is expressly stipulated and agreed to be the intent of Borrower and Lender to comply with applicable Texas law governing the maximum non-usurious rate or amount of interest payable on or in connection with this Note (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law). Accordingly, it is agreed that notwithstanding any provision to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, no such provision shall require the payment or permit the collection of interest at a rate in excess of the Maximum Rate. If any excess of interest in such respect is provided for, or shall be judicially interpreted to be so provided for, in this Note or in any of the documents securing payment hereof or otherwise relating hereto, or if the acceleration of the maturity of this Note or any prepayment by Borrower results in Borrower's having paid any interest in excess of that permitted by applicable law, then in any such event, it is the express intent of Borrower and Lender that (1) the provisions of this


----------
Initials                        -2-
paragraph shall govern and control, (2) neither Borrower nor any other person primarily liable on this Note, nor their respective heirs, legal representatives, successors or assigns, shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Rate, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid amount hereof or refunded to Borrower, and (4) the provisions of this Note and any documents securing payment of this Note shall be automatically deemed reformed and the amounts thereafter collectible thereunder reduced, without the necessity of the execution of any new document, so that the effective rate of interest shall be reduced to the Maximum Rate. For the purpose of determining the maximum amount of interest permitted to be charged or collected hereunder, all sums paid or agreed to be paid to Lender for the use, forbearance or detention of the proceeds of this Note shall be amortized, prorated, allocated and spread throughout the full term of this Note so that the rate or amount of interest on account of this
Note is uniform throughout the term hereof and does not exceed the applicable usury ceiling.

     Borrower agrees that the Maximum Rate to be charged or collected pursuant to this Note shall be the applicable weekly ceiling as defined in the Texas Finance Code, as supplemented and amended by art. 1D.003 of the Texas Credit Title, provided that Lender may rely on other applicable laws, including without limitation laws of the United States, for calculation of the Maximum Rate if the application thereof results in a greater Maximum Rate. Except as provided above, the provisions of this Note shall be governed by the laws of the State of Texas.

     Borrower and each other person who is a maker, surety, guarantor or endorser of this Note hereby waives demand, grace, notice, presentment for payment, notice of intention to accelerate the maturity hereof, notice of the acceleration of the maturity hereof and protest, and agrees that this Note and the liens securing its payment may be renewed, and the time of payment extended, from time to time, without notice and without releasing any of the foregoing. As additional security for all amounts owed by Borrower to Lender, Borrower hereby grants to Lender a lien and security interest on (and the express right of setoff against) any of Borrower's funds which may from time to time be deposited with or in the possession of Lender.

     The principal of this Note represents funds which Lender may advance to Borrower, pursuant to and subject to the Loan Agreement, from time to time upon request of Borrower. Any part of the principal advanced with respect to Tranche A (as defined in the Loan Agreement) may be repaid by Borrower and thereafter reborrowed, provided the outstanding principal amount of this Note shall never exceed the face amount of this Note. Each advance shall constitute a part of the principal hereof and shall bear interest from the date of the advance. The provisions of Chapter 346 of the Texas Finance Code, as the same may be amended, shall not apply to this Note or to any of the Security Documents. No portion of Tranche B that is repaid may thereafter be reborrowed.

     This Note is given in renewal and extension of a Promissory Note dated October 10, 1997, executed by Borrower, payable to the order of Lender, in the original principal amount of


----------
Initials                         -3-

$10,000,000.00, and the liens securing the payment of such note are not released, but are hereby ratified and hereby carried forward to secure this Note.

    This Note is the Note referred to in, is subject to, and is entitled to the benefits of and security afforded by the following documents (the "Security Documents"):

          (a) that certain letter loan agreement dated July 17, 1997 between Borrower and Lender, as amended by that certain First Amendment to Letter Loan Agreement dated October 10, 1997 between Borrower and Lender, by that certain Second Amendment to Letter Loan Agreement dated October 10, 1997 between Borrower and Lender and by that certain Third Amendment to Letter Loan Agreement of even date herewith between Borrower and Lender (said letter loan agreement, as amended and as it may be further amended, modified or supplemented from time to time, is referred to herein as the "Loan Agreement");

          (b) various mortgages and deeds of trust executed by Borrower and others for the benefit of Lender and covering the Mortgaged Property (as defined in the Loan Agreement); and

          (c) that certain Guaranty Agreement dated July 17, 1997, executed by Benz Energy Ltd. for the benefit of Lender.

This Note is subject to the provisions contained in the Security Documents which, among other things, provide for the acceleration of the maturity hereof upon the occurrence of certain events.

     Borrower represents and warrants that this loan is for business, commercial, investment of other similar purpose and not primarily for personal, family, household or agricultural use.


                               TEXSTAR PETROLEUM, INC.


                               By:
                                   -----------------------------
                                   Name:
                                        ------------------------
                                   Title:
                                         -----------------------


                                 -4-